Exhibit 10.3

THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED OR SOLD UNLESS (I) REGISTERED AND QUALIFIED PURSUANT TO THE APPLICABLE PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS, (II) THIS SECURITY MAY BE SOLD PURSUANT TO RULE 144 OF THE ACT OR (III) UNLESS AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION APPLIES.  THEREFORE, NO SALE OR TRANSFER OF THIS SECURITY SHALL BE MADE, NO ATTEMPTED SALE OR TRANSFER SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION HAS BEEN DULY REGISTERED UNDER THE ACT AND QUALIFIED OR APPROVED UNDER APPROPRIATE STATE SECURITIES LAWS, (B) THE SECURITY MAY BE SOLD PURSUANT TO RULE 144 OF THE ACT OR (C) THE ISSUER HAS FIRST RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH REGISTRATION, QUALIFICATION OR APPROVAL IS NOT REQUIRED.

WARRANT

For the Purchase of Shares of Common Stock of

ANTE5, INC.

Void After 5 P.M. May 2, 2016

No. __________	Date: May 2 , 2011

Warrant to Purchase _______________________ (_____) Shares of Common Stock

THIS IS TO CERTIFY, that, for value received, [INSERT NAME], or registered assigns (the “Holder”), is entitled, subject to the terms and conditions hereinafter set forth, on or after the date hereof, and at any time prior to 5 P.M., Central Time (“CT”), on May 2, 2016, but not thereafter, to purchase [___________] shares (the “Warrant Shares”) of Common Stock, par value $0.001 (“Common Stock” or the “Shares”), of Ante5, Inc., a Delaware corporation (the “Company”), from the Company at an exercise price per Share equal to $[__________] (the exercise price in effect being herein called the “Exercise Price”).  The number of Warrant Shares purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as described herein.  This Warrant is one of a series of Warrants (collectively, the “Credit Agreement Warrants”) being issued pursuant to that certain Revolving Credit and Security Agreement dated as of the date hereof (the “Credit and Security Agreement”) among the Company, the Holder and the other persons party thereto.   Capitalized terms used herein have the respective meanings ascribed thereto in the Credit and Security Agreement unless otherwise defined herein.

SECTION 1.                             Terms of this Warrant

1.1           Time of Exercise; .  This Warrant may be exercised at any time and from time to time after 9:00 A.M., CT, on the Exercise Commencement Date but no later than 5:00 P.M., CT, on May 2, 2016 (the “Expiration Time”) at which time this Warrant shall become void and all rights hereunder shall cease.  The term “Exercise Commencement Date” shall mean the earlier to occur of (i) the one year anniversary of the date hereof and (ii) the date that the Holder has made Advances (as defined in the Credit and Security Agreement) in an aggregate amount equal to or greater than fifty percent (50%) of its Commitment Amount (as defined in the Credit and Security Agreement).  This Warrant shall be subject to cancellation by the Company if the Holder defaults in its obligation to make Advances to the Company in accordance with the Credit and Security Agreement prior to the Exercise Commencement Date.

1.2           Manner of Exercise.

1.2.1           The Holder may exercise this Warrant, in whole or in part, upon surrender of this Warrant, with the duly executed exercise notice, in the form attached hereto as Appendix A, to the Company at its corporate office in Minnetonka, Minnesota, and upon payment to the Company of the Exercise Price for each Warrant Share to be purchased in lawful money of the United States, or by certified or cashier's check, or wired funds or by cashless exercise as provided in Section 1.3 below.

1.2.2           Upon receipt of this Warrant with the duly executed exercise notice and accompanied by payment of the aggregate Exercise Price for the Warrant Shares for which this Warrant is then being exercised (unless this Warrant is being exercised on a cashless basis as provided in Section 1.3 below), the Company shall cause to be issued and delivered to the Holder, no later than three (3) Business Days after which this Warrant shall have been exercised, certificates for the total number of whole Warrant Shares for which this Warrant is being exercised in such denominations as are required for delivery to the Holder.  If (1) a certificate representing the Warrant Shares is not delivered to the Holder within five (5) Business Days of the due exercise of this Warrant by the Holder and (2) prior to the time such certificate is received by the Holder, the Holder, or any third party on behalf of the Holder or for the Holder’s account, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares represented by such certificate (a “Buy-In”), then the Company shall pay in cash to the Holder (for costs incurred either directly by such Holder or on behalf of a third party) the amount by which the total purchase price paid for Common Stock as a result of the Buy-In (including brokerage commissions, if any) exceeds the proceeds received by such Holder as a result of the sale to which such Buy-In relates.  The Holder shall provide the Company written notice and reasonable verification indicating the amounts payable to the Holder in respect of the Buy-In.

1.2.3           In case the Holder shall exercise this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company shall execute a new Warrant for the balance of the Warrant Shares that may be purchased upon exercise of this Warrant and deliver such new Warrant to the Holder.

1.2.4           The Company covenants and agrees that it will pay when due and payable any and all taxes which may be payable in respect of the issue of this Warrant, or the issue of any Shares upon the exercise of this Warrant.  The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or of the Warrant Shares in a name other than that of the Holder at the time of surrender, and until the payment of such tax the Company shall not be required to issue such Warrant Shares.

1.3           Cashless Exercise.  Notwithstanding any other provision contained herein to the contrary, the Holder may elect to receive, without the payment by the Holder of the aggregate Exercise Price in respect of the shares of Common Stock to be acquired, shares of Common Stock of equal value to the value of this Warrant, or any specified portion hereof, by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with a Net Issue Election Notice, in the form annexed hereto as Appendix B, duly executed, to the Company.  Thereupon, the Company shall issue to the Holder such number of fully paid, validly issued and nonassessable shares of Common Stock as is computed using the following formula:

X = Y (A - B)
       A

where

X =           the number of shares of Common Stock to which the Holder is entitled upon such cashless exercise;

Y =           the total number of shares of Common Stock covered by this Warrant for which the Holder has surrendered purchase rights at such time for cashless exercise (including both shares to be issued to the Holder and shares as to which the purchase rights are to be canceled as payment therefor);

A =          the Market Price (as defined in Section 1.4 of this Warrant) of one share of Common Stock as at the date the net issue election is made; and

B =           the Exercise Price in effect under this Warrant at the time the net issue election is made.

1.4           Market Price.  “Market Price” as of a particular date (the “Valuation Date”) shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on the National Association of Securities Dealers, Inc. OTC Bulletin Board (the “Bulletin Board”) or such similar quotation system or association, the closing sale price of one share of Common Stock on the Bulletin Board or such other quotation system or association (including the Pink Sheets) on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to the Valuation Date;  or (c) if the Common Stock is not then listed on a national stock exchange or quoted on the Bulletin Board or such other quotation system or association, the fair market value of one share of Common Stock as of the Valuation Date, as determined in good faith by the Board of Directors of the Company (the “Board of Directors”) and the Holder.  If the Common Stock is not then listed on a national securities exchange, the Bulletin Board or such other quotation system or association, the Board of Directors shall respond promptly, in writing, to an inquiry by the Holder as to the fair market value of a share of Common Stock as determined by the Board of Directors (1) prior to any cashless exercise hereunder in accordance with Section 1.3 above and (2) as of the date immediately prior to any adjustment to the Exercise Price pursuant to Section 2.3.  In the event that the Board of Directors and the Holder are unable to agree upon the fair market value in respect of subpart (c) of this paragraph, the Company and the Holder shall jointly select an appraiser, who is experienced in such matters.  The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Holder.  Such adjustment shall be made successively whenever such a payment date is fixed.

1.5           Exchange of Warrant.  Upon the request of the Holder, this Warrant may be divided into, combined with or exchanged for another Warrant or Warrants of like tenor to purchase a like aggregate number of Shares.  If the Holder desires to divide, combine or exchange this Warrant, the Holder shall make such request in writing delivered to the Company at its corporate office and shall surrender this Warrant and any other Warrants to be so divided, combined or exchanged.  The Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested.  The Company shall not be required to effect any division, combination or exchange which will result in the issuance of a Warrant entitling the Holder to purchase upon exercise a fraction of a Share.

1.6           Holder as Owner.  Prior to surrender of this Warrant in accordance with Section 1.7 for registration or assignment, the Company may deem and treat the Holder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

1.7           Assignment.  Any assignment or transfer of any portion or all of this Warrant shall be made by surrender of this Warrant to the Company at its principal office with the form of assignment attached hereto duly executed.  In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and the portion of this Warrant assigned to the assignee shall promptly be canceled.

1.8           Rights of Holder.  Nothing contained in this Warrant shall be construed as conferring upon the Holder, prior to the exercise of this Warrant, the right to vote, consent or receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company.

1.9           Lost Certificates.  If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such reasonable terms as to indemnity as it may impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant, which shall thereupon become void.  Any such new Warrant shall constitute an additional contractual obligation of the Company, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

1.10           Covenants of the Company.  The Company covenants and agrees as follows:

1.10.1           At all times the Company shall reserve and keep available for the exercise of this Warrant such number of authorized shares of Common Stock as are sufficient to permit the exercise in full of this Warrant.

1.10.2           The Company covenants that all Warrant Shares when issued upon the exercise of this Warrant will be duly and validly issued, fully paid, non-assessable and free of preemptive rights.

SECTION 2.                             Adjustment of Exercise Price and Number of Warrant Shares Purchasable upon Exercise

Subject and pursuant to the provisions of this Section 2, the Exercise Price and the number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

2.1           Stock Splits.  If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then (i) the Exercise Price in effect immediately prior to the date on which such change shall become effective shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such change and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such change and (ii) the number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to the date on which such change shall become effective by a fraction, the numerator of which is shall be the Exercise Price in effect immediately prior to the date on which such change shall become effective and the denominator of which shall be the Exercise Price in effect immediately after giving effect to such change, calculated in accordance with clause (i) above.  Such adjustments shall be made successively whenever any event listed above shall occur.

2.2           Recapitalization or Reclassification.  If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Exercise Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.  The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder, at the last address of the Holder appearing on the books of the Company, upon the proper exercise of this Warrant by the Holder, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, and the other obligations under this Warrant.  The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

2.3           Distributions.  In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than dividends or distributions referred to in Section 2.1), or subscription rights or warrants, the Exercise Price to be in effect after such payment date shall be determined by multiplying the Exercise Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date.

2.4           An adjustment to the Exercise Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

2.5           In the event that, as a result of an adjustment made pursuant to this Section 2, the Holder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

2.6           Upon the happening of any event requiring an adjustment of the Exercise Price, the Company shall promptly give written notice thereof to the Holder at the address appearing in the records of the Company, stating the adjusted Exercise Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Failure to give such notice to the Holder or any defect therein shall not affect the legality or validity of the subject adjustment.

SECTION 3.                             Status Under the Securities Act of 1933

3.1           Except as provided in the below paragraph, the Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant, and a similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

3.2           In connection with any sale or disposition of the Warrant or the Warrant Shares (collectively, the “Securities”) by the Holder pursuant to Rule 144 or pursuant to any other exemption under the Act such that the purchaser acquires freely tradable securities, the Company shall or, in the case of the Warrant Shares, shall cause the transfer agent for the Common Stock (the “Transfer Agent”) to issue replacement certificates representing the Securities sold or disposed of without restrictive legends.  Upon the earlier of (i) registration for resale of the Warrant Shares or (ii) the Warrant Shares becoming freely tradable by a non-affiliate pursuant to Rule 144, the Company shall (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall reissue a certificate representing shares of Common Stock without legends upon receipt by such Transfer Agent of the legended certificates for such Warrant Shares, together with either (1) a customary representation by the Holder that Rule 144 applies to the Warrant Shares or (2) a statement by the Holder that it has sold Warrant Shares in accordance with the plan of distribution contained in the registration statement covering the Warrant Shares, and (B) cause its counsel to deliver to the Transfer Agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the Act.  From and after the earlier of such dates, upon the Holder’s written request, the Company shall promptly cause certificates evidencing the Warrant Shares subsequently issued upon due exercise of the Warrants to not bear such restrictive legends provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect to such Warrant Shares.  When the Company is required to cause an unlegended certificate to replace a previously issued legended certificate, if: (1) the unlegended certificate is not delivered to the Holder within five (5) Business Days of submission by the Holder of a legended certificate and supporting documentation to the Transfer Agent as provided above and (2) prior to the time such unlegended certificate is received by the Holder, the Holder, or any third party on behalf of the Holder or for the Holder’s account, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares represented by such certificate, then the Company shall pay in cash to the Holder (for costs incurred either directly by the Holder or on behalf of a third party) the amount by which the total purchase price paid for Common Stock as a result of the Buy-In (including brokerage commissions, if any) exceeds the proceeds received by the Holder as a result of the sale to which such Buy-In relates.  The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

SECTION 4.                             Registration and Listing.

4.1           Definition of Registrable Securities.  As used herein, the term (i) “Best Efforts” means, with respect to the applicable obligation of the Company, the highest standard of diligence recognized under Delaware law and (ii) “Registrable Securities” means any (i) shares of Common Stock issuable upon the exercise of this Warrant and the other Credit Agreement Warrants and (ii) Contingent Interest Shares.

4.2           Required Registration.

(a)           If the Registrable Securities have not been registered for resale by the Company on or prior to the one year anniversary of the date hereof (the “One Year Anniversary Date”), then the Company will use its Best Efforts to effect the registration of the Registrable Securities under the Act as expeditiously as reasonably possible thereafter, but in no event later than 120 days from the One Year Anniversary Date.

(b)           Registration of Registrable Securities under this Section 4.2 shall be on such appropriate registration form: (i) as shall be selected by the Company, and (ii) as shall permit the disposition of such Registrable Securities in accordance with this Section 4.2.  The Company agrees to include in any such registration statement all information which the holders of Registrable Securities shall reasonably request, which is required to be contained therein.  The Company will pay all Registration Expenses in connection with any registration of Registrable Securities pursuant to this Section 4.2.

(c)           A registration pursuant to this Section 4.2 shall not be deemed to have been effected: (i) unless a registration statement with respect thereto has become effective or (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Securities and Exchange Commission (the “SEC”) or other governmental agency or court of competent jurisdiction for any reason, other than by reason of some act or omission by a holder of Registrable Securities.

4.3           Incidental Registration Rights.

(a)           If the Company, at any time on or after the Exercise Commencement Date, proposes to register any of its securities under the Act (other than in connection with a registration on Form S-4 or S-8 or any successor forms) whether for its own account or for the account of any holder or holders of its shares (any shares of such holder or holders (but not those of the Company) with respect to any registration are referred to herein as, “Other Shares”), the Company shall each such time give prompt (but not less than thirty (30) days prior to the anticipated effectiveness thereof) written notice to the holders of Registrable Securities of its intention to do so.  Upon the written request of any such holder of Registrable Securities made within twenty (20) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder), except as set forth in Section 4.3(b), the Company will use its Best Efforts to effect the registration under the Act of all of the Registrable Securities which the Company has been so requested to register by such holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason in its sole discretion either to not register, to delay or to withdraw registration of such securities, the Company may, at its election, give written notice of such determination to such holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), (ii) in the case of a determination to delay registration, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities (including the Other Shares) and (iii) in the case of a determination to withdraw registration, shall be permitted to withdraw registration.  The Company will pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this Section 4.3.

(b)           If the Company at any time proposes to register any of its securities under the Act as contemplated by this Section 4.3 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by a holder of Registrable Securities, use its Best Efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, provided that if the managing underwriter of such underwritten offering shall inform the Company by letter of its belief that inclusion in such distribution of all or a specified number of such securities proposed to be distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such letter to state the basis of such belief and the approximate number of such Registrable Securities, such Other Shares and shares held by the Company proposed so to be registered which may be distributed without such effect), then the Company may, upon written notice to such holder, the other holders of Registrable Securities, and holders of such Other Shares, reduce pro rata in accordance with the number of shares of Common Stock desired to be included in such registration (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and Other Shares the registration of which shall have been requested by each holder thereof so that the resulting aggregate number of such Registrable Securities and Other Shares so included in such registration, together with the number of securities to be included in such registration for the account of the Company, shall be equal to the number of shares stated in such managing underwriter’s letter.

4.4           Registration Procedures.  In connection with any registration of Registrable Securities pursuant to Section 4.2 or 4.3, the Company shall use its Best Efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a)           prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its Best Efforts to cause such registration statement to become effective;

(b)           notify such holders of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to (i) keep such registration statement effective and the prospectus included therein usable for a period commencing on the date that such registration statement is initially declared effective by the SEC and ending on the date when all Registrable Securities covered by such registration statement have been sold pursuant to the registration statement or cease to be Registrable Securities, and (ii) comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c)           furnish to such holders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such holders;

(d)           use its Best Efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as such holders reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holders; provided, however, that the Company shall not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph; (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction;

(e)           notify such holders, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein, in light of the circumstances in which they are made, not materially misleading, and, at the reasonable request of such holders, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they are made, not materially misleading;

(f)           provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(g)           make available for inspection by any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, managers, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

(h)           otherwise use its Best Efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and, at the option of the Company, Rule 158 thereunder;

(i)            in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use its Best Efforts promptly to obtain the withdrawal of such order;

(j)            use its Best Efforts to cause any Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

(k)           if the offering is underwritten, use its Best Efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration, an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters covering such issues as are reasonably required by such underwriters.

4.5           Listing.  The Company shall secure the listing of the Common Stock underlying this Warrant upon each national securities exchange or automated quotation system upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain such listing of shares of Common Stock.  The Company shall at all times comply in all material respects with the Company’s reporting, filing and other obligations under the by-laws or rules of the national securities exchange or market on which the Common Stock may then be listed, as applicable.

4.6           Expenses.  The Company shall pay all Registration Expenses relating to the registration and listing obligations set forth in this Section 4.  For purposes of this Warrant, the term “Registration Expenses” means: (a) all registration, filing and FINRA fees, (b) all reasonable fees and expenses of complying with securities or blue sky laws, (c) all word processing, duplicating and printing expenses, (d) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, and (e) premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered if the Company desires such insurance, if any.

4.7           Restrictions.  The Company shall not be obligated to effect a registration pursuant to Section 4.2 during the period beginning on the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred twenty (120) days after the effective date of, a Company-initiated registration (other than a registration pursuant to Form S-8), provided that: (i) if the holder of Registrable Securities elects to have all or some of its Registrable Securities included in the registration pursuant to Section 4.3 hereof, such Registrable Securities are included in the Company-initiated registration statement only to the extent required hereunder and (ii) the Company is actively employing in Best Efforts to cause such registration to become effective.

4.8           Information Provided by Holders.  If the Holder desires to include Registrable Securities in any registration, such Holder shall furnish to the Company such information as the Company may reasonably request in writing to enable the Company to comply with the provisions hereof in connection with any registration referred to in this Warrant.

4.9           Reports Under the 1934 Act. With a view to making available to the Holder and the holders of the other Registrable Securities the benefits of Rule 144, the Company agrees to:

(a)           make and keep public information available, as those terms are understood and defined in Rule 144;

(b)           file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended (the “1934 Act”) so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)           furnish to the Holder and each other holder of Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Holder and the other holders of Registrable Securities to sell such securities pursuant to Rule 144 without registration.

SECTION 5.                          Other Matters

5.1           Binding Effect.  All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

5.2           Notices.  Notices or demands pursuant to this Warrant to be given or made by the Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, or facsimile and addressed, until another address is designated in writing by the Company, as follows:

Ante5, Inc.
10275 Wayzata Blvd., Suite 310
Minnetonka, Minnesota 55305
Telephone No.: (952) 426-1851
Attention: Jim Moe, Chief Financial Officer

Notices to the Holder provided for in this Warrant shall be deemed given or made by the Company if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Holder at his last known address as it shall appear on the books of the Company.

5.3           Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof.  The Company and, by accepting this Warrant, the Holder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant.  The Company and, by accepting this Warrant, the Holder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  The Company and, by accepting this Warrant, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

5.4           Parties Bound and Benefited.  Nothing in this Warrant expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holder any right, remedy or claim under any promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of the Company and its successors and of the Holder, its successors and permitted assigns.

5.5           Headings.  The Section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

5.6.           Identity of Transfer Agent.  The Transfer Agent for the Common Stock is Empire Stock Transfer, Inc.  Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Holder a statement setting forth the name and address of such transfer agent.

5.7.           Amendment; Waiver.  Any term of this Warrant may be amended or waived upon the written consent of the Company and the Holder.

5.8.           Section Headings.   The section headings in this Warrant are for the convenience of the Company and the Holder and in no way alter, modify, amend, limit or restrict the provisions hereof.

IN WITNESS WHEREOF, this Warrant has been duly executed by the Company as of May 2, 2011.

ANTE5, INC.

By:
Bradley Berman, Chief Executive Officer

ASSIGNMENT OF WARRANT

FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto _____________________________ the within Warrant and the rights represented thereby, and does hereby irrevocably constitute and appoint _______________________________ Attorney, to transfer said Warrant on the books of the Company, with full power of substitution.

Dated: _______________________________________

Signed: ______________________________________

Signature guaranteed:

____________________________________________

APPENDIX A
[NAME]
WARRANT EXERCISE FORM

To [Name]:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

_______________________________
Name
________________________________
Address
________________________________
________________________________
Federal Tax ID or Social Security No.

and delivered by               (certified mail to the above address, or
(electronically (provide DWAC Instructions:___________________), or
(other (specify):
 __________________________________________).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Holder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated: ___________________, ____

Signature:______________________________
______________________________
Name (please print)
______________________________
______________________________
Address
______________________________
Federal Identification or
Social Security No.

Assignee:
_______________________________
_______________________________
_______________________________

APPENDIX B
[NAME]
NET ISSUE ELECTION NOTICE

To: [Name]

Date:[_________________________]

The undersigned hereby elects under Section 1.3 of this Warrant to surrender the right to purchase [____________] shares of Common Stock pursuant to this Warrant and hereby requests the issuance of [_____________] shares of Common Stock.  The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

_________________________________________
Signature

_________________________________________
Name for Registration

_________________________________________
Mailing Address